[CANADIAN FLAG] Consumer and                          Consommation
                Corporate Affairs Canada              et Corporations Canada

CERTIFICATE OF INCORPORATION                          CERTIFICAT DE CONSTITUTION

CANADA BUSINESS                                       LOI SUR LES SOCIETES
CORPORATIONS ACT                                      COMMERCIALES CANADIENNES



HAIDA THEATRE OPERATIONS LTD.                                         213538-8
------------------------------------------------                   -------------
Name of corporation - Denomination de la societe                   Number-Numero


I hereby certify that the above-mentioned                       Je certifie par les presentes que la societe mentionnee ci-haut,
Corporation, the articles of incorporation of                   dont les statuts constitutifs sont joints, a ete constituee en
which are attached, was incorporated under the                  societe en vertu de la Loi sur les societes commerciales
Canada Business Corporations Act.                               canadiennes.



             Le Directeur                                                DECEMBER 19, 1986
                                                                         LE 19 DECEMBRE 1986
               Director                                         Date of Incorporation - Date de constitution

                                                                   [CANADA LOGO]

         CANADA BUSINESS                                                         LOI SUR LES CORPORATIONS
         CORPORATIONS ACT                                                        COMMERCIALES CANADIENNES

              FORM 1                           [CANADA FLAG]                             FORMULE 1

    ARTICLES OF INCORPORATION                                                     STATUTS D'INCORPORATION
           (SECTION 6)                                                                  (ARTICLE 6)

------------------------------------------------------------------------------------------------------------------------------------

1 - Name of corporation                                               Nom de la corporation

    HAIDA THEATRE OPERATIONS LTD.
------------------------------------------------------------------------------------------------------------------------------------

2 - The place in Canada where the registered office is to be          Lieu au Canada ou doit etre situe le siege social
    situated

    MUNICIPALITY OF METROPOLITAN TORONTO IN THE PROVINCE OF ONTARIO
------------------------------------------------------------------------------------------------------------------------------------

3 - The classes and any maximum number of claims that the             Categories et tout nombre maximal d'actions que la corporation
    corporation is authorized to issue                                est autorisee a emettre

    THE CORPORATION IS AUTHORIZED TO ISSUE AN UNLIMITED NUMBER OF SHARES OF ONE CLASS, TO BE DESIGNATED AS COMMON SHARES
------------------------------------------------------------------------------------------------------------------------------------

4 - Restrictions, if any, on share transfers                          Restrictions sur le transfert des actions, s'il y a lieu

    THE ANNEXED SCHEDULE A IS INCORPORATED IN THIS FORM
------------------------------------------------------------------------------------------------------------------------------------

5 - Number (or minimum and maximum number) of directors               Nombre (ou nombre minimal et maximum) d'administrateurs

    NOT LESS THAN 1 DIRECTOR AND NOT MORE THAN 5 DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------

6 - Restrictions, if any, on business the corporation may carry on    Restrictions imposees quant aux entreprises que la corporation peut exploiter, s'il y a lieu

    NOT APPLICABLE
------------------------------------------------------------------------------------------------------------------------------------

7 - Other provisions, if any                                          Autres dispositions, s'il y a lieu

    THE ANNEXED SCHEDULE B IS INCORPORATED IN THIS FORM

------------------------------------------------------------------------------------------------------------------------------------

8 - Incorporators                                            Fondateurs
------------------------------------------------------------------------------------------------------------------------------------
    Name(s) - Nom(s)                             Address (include postal code)                               Signature
                                               (Adresse (inclure le code postal)
------------------------------------------------------------------------------------------------------------------------------------

   WILLIAM M. O'REILLY                         9 FAIRCROFT BOULEVARD                                  /s/ WILLIAM M. O'REILLY
                                               SCARBOROUGH, ONTARIO M1M 2W9
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

FOR DEPARTMENTAL USE ONLY                                                                  A L'USAGE DU MINISTERE SEULEMENT
------------------------------------------------------------------------------------------------------------------------------------

Corporation No. - No de la Corporation         213538-8                                    Filed  - Deposee
                                                                                           DEC 23 1986
------------------------------------------------------------------------------------------------------------------------------------

This is Schedule A referred to in the foregoing articles of incorporation.

          The right to transfer shares of the Corporation shall be restricted in that no shareholder shall be entitled to transfer any share or shares in the capital of the Corporation without either (a) the previous express sanction of the holders of more than 50% of the common shares of the Corporation for the time being outstanding expressed by a resolution passed at a meeting of the shareholders or by an instrument or instruments in writing signed by the holders of more than 50% of such shares, or (b) the previous express sanction of the directors of the Corporation expressed by a resolution passed by the votes of a majority of the directors of the Corporation at a meeting of the board of directors or by an instrument or instruments in writing signed by a majority of the directors.

This is Schedule B referred to in the foregoing articles of incorporation.

1. The number of shareholders of the Corporation, exclusive of persons who are in its employment and exclusive of persons who, having been formerly in the employment of the Corporation were, while in that employment, and have continued after the termination of that employment to be, shareholders of the Corporation, is limited to not more than 50, 2 or more persons who are the joint registered owners of 1 or more shares being counted as 1 shareholder.

2. Any invitation to the public to subscribe for securities of the Corporation is prohibited.

3. The board of directors may, without authorization of the shareholders, from time to time, in such amounts and on such terms as it deems expedient:

          (a)  borrow money on the credit of the Corporation;

          (b) issue, reissue, sell or pledge debt obligations of the Corporation; or

          (c) charge, mortgage, hypothecate, pledge or otherwise create a security interest in all or any currently owned or subsequently acquired real or personal, movable or immovable property of the Corporation, including book debts, rights, powers, franchises and undertaking, to secure any debt obligation or any money borrowed or other debt or liability of the Corporation.

               For greater certainty the foregoing powers conferred on the directors shall be deemed to include the powers conferred on a company by Division VII of the Special Corporate Powers Act, being Chapter P-16 of the Revised Statutes of Quebec, 1977 and every statutory provision that may be substituted therefor or for any provision therein.

4. The board of directors may from time to time delegate to such one or more of the directors and officers of the Corporation as may be designated by the board all or any of the powers conferred on the board by the provisions of paragraph 3 hereof to such extent and in such manner as the board shall determine at the time of each such delegation.

              CANADA BUSINESS                                                     LOI SUR LES SOCIETES
              CORPORATIONS ACT                                                  COMMERCIALES CANADIENNES

                   FORM 4                    [CANADA FLAG]                              FORMULE 4

           ARTICLES OF AMENDMENT                                                 CLAUSES MODIFICATRICES
            (SECTION 27 OR 171)                                                    (ARTICLE 27 OU 171)


------------------------------------------------------------------------------------------------------------------------------------
1 - Name of Corporation - Denomination de la Societe                  2 - Corporation No. - No de la societe

    HAIDA THEATRE OPERATIONS LTD.                                         213538-8
------------------------------------------------------------------------------------------------------------------------------------
2 - The articles of the above-named corporation are amended as        Les statuts de la societe ci-haut mentionnee sont modifies de
    follows:                                                          la facon suivante:


          Paragraph 1 of the articles of the Corporation are hereby amended to change the name of the Corporation to:


                                                       STARBOARD THEATRES LTD.









------------------------------------------------------------------------------------------------------------------------------------
                                     Signature                        Description of Office - Description du poste
March 2/87                             signed                             Secretary
====================================================================================================================================
FOR DEPARTMENTAL USE ONLY                                             A L'USAGE DU MINISTERE SEULEMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Filed  - Deposee
                                                                      Mar 9 1987
------------------------------------------------------------------------------------------------------------------------------------

[CANADA FLAG]     Industry Canada     Industrie Canada


CERTIFICATE                                      CERTIFICAT
OF AMENDMENT                                     DE MODIFICATION


CANADA BUSINESS CORPORATIONS                     LOI CANADIENNE SUR
ACT                                              LES SOCIETES PAR ACTIONS



          STARBOARD THEATRES LTD.                                               213538-8
------------------------------------------------                -----------------------------------------
Name of corporation - Denomination de la societe                Corporation number - Numero de la societe

I hereby certify that the articles of the above-                Je certifie que les statuts de la societe
mentioned Corporation were amended                              susmentionnee ont ete modifies:


(a) under section 13 of the Canada Business                     a) an vertu de l'article 13 de la Loi
Corporations Act in accordance with the               [ ]       canadienne sur les societes par actions,
attached notice;                                                conformement a l'avis ci-joint;

(b) under section 27 of the Canada Business                     b) en vertu de l'article 27 de la Loi
Corporations Act as set out in the attached                     canadienne sur les societes par actions,
articles of amendment designating a series of         [ ]       tel qu'il est indique dans les clauses
shares;                                                         modificatrices ci-jointes designant une
                                                                serie d'actions;

(c) under section 179 of the Canada Business                    c) en vertu de l'article 179 de la Loi
Corporations Act as set out in the attached                     canadienne sur les societes par actions,
articles of amendment;                                [X]       tel qu'il est indique dans les clauses
                                                                modificatrices ci-jointes;

(d) under Section 191 of the Canada Business                    d) en vertu de l'article 191 de la Loi
Corporations Act as set out in the attached                     canadienne sur les societes par actions,
articles of reorganization.                           [ ]       tel qu'il est indique dans les clauses de
                                                                reorganisation ci-jointes.


                                                                    JUNE 10, 1997/LE 10 JUIN 1997
     DIRECTOR - DIRECTEUR                                           DATE OF AMENDMENT - DATE DE MODIFICATION

[CANADA LOGO]

[CANADA FLAG]     CONSUMER AND                  CONSOMMATION
                  CORPORATE AFFAIRS CANADA      ET CORPORATIONS CANADA



CERTIFICATE OF AMENDMENT                              CERTIFICAT DE MODIFICATION

CANADA BUSINESS                                       LOI SUR LES SOCIETES
CORPORATIONS ACT                                      COMMERCIALES CANADIENNES

           STARBOARD THEATRES LTD.                                          213538-8
------------------------------------------------                        ---------------
NAME OF CORPORATION - DENOMINATION DE LA SOCIETE                        NUMBER - NUMERO


I hereby certify that the Articles of the                Je certifie par les presentes que les status de la
above-mentioned Corporation were amended                 societe mentionnee ci-haut ont ete modifies

(a) under section 13 of the Canada Business              (a) en vertu de l'article 13 de la Loi sur les
Corporations Act in accordance with the           [ ]    societes commerciales canadiennes
attached notice;                                         conformement a l'avis ci-joint;

(b) under Section 27 of the Canada Business              (b) en vertu de l'article 27 de la Loi sur les
Corporations Act as set out in the attached       [ ]    societes commerciales canadiennes tel
Articles of Amendment designating a series of            qu'indique dans les clauses modificatrices
shares;                                                  ci-jointes designant une serie d'actions;

(c) under Section 171 of the Canada Business             (c) en vertu de l'article 171 de la Loi sur les
Corporations Act as set out in the attached       [X]    societes commerciales canadiennes tel
Articles of Amendment;                                   qu'indique dans les clauses modificatrices
                                                         ci-jointes;

(d) under Section 185 of the Canada Business             (d) en vertu de l'article 185 de la Loi sur les
Corporations Act as set out in the attached       [ ]    societes commerciales canadiennes tel
Articles of Reorganization;                              qu'indique dans les clauses de reorganisation
                                                         ci-jointes;

(e) under Section 185.1 of the Canada                    (e) en vertu de l'article 185.1 de la Loi sur
Business Corporations Act as set out in the       [ ]    les societes commerciales canadiennes tel
attached Articles of Arrangement.                        qu'indique dans les clauses d'arrangement
                                                         ci-jointes.


            LE DIRECTEUR
                                                             March 9, 1987
                                                             le 9 mars 1987


              DIRECTOR                                       DATE OF AMENDMENT - DATE DE LA MODIFICATION


CCA-1399(10-85)                                                    [CANADA LOGO]

[CANADA FLAG]       INDUSTRY CANADA          INDUSTRIE CANADA                    FORM 4                              FORMULE 4
                                                                          ARTICLES OF AMENDMENT              CLAUSES MODIFICATRICES
                    CANADA BUSINESS          LOI CANADIENNE SUR            (SECTION 27 OR 177)                (ARTICLES 27 OU 177)
                    CORPORATIONS ACT         LES SOCIETES PAR ACTIONS


------------------------------------------------------------------------------------------------------------------------------------
1 - NAME OF CORPORATION - DENOMINATION DE LA SOCIETE                  2 - CORPORATION NO. - NO DE LA SOCIETE

    STARBOARD THEATRES LTD.                                               213538-8-R


------------------------------------------------------------------------------------------------------------------------------------
3 - THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS        LES STATUS DE LA SOCIETE MENTIONNEE CI-DESSUS SONT MODIFES DE
    FOLLOWS:                                                          LA FACON SUIVANTE:

To change the place in Canada where the registered office is situated to the Regional Municipality of Peel, Province of Ontario.











------------------------------------------------------------------------------------------------------------------------------------
DATE                                 SIGNATURE                        TITLE - TITRE
April 22, 1997                                                        Secretary
------------------------------------------------------------------------------------------------------------------------------------
                                                                      FOR DEPARTMENTAL USE ONLY - A L'USAGE DU MINISTERE SEULEMENT
                                                                      --------------------------------------------------------------
                                                                      FILED - DEPOSEE
                                                                                                 JUN 10 1997
                                                                      --------------------------------------------------------------

[CANADA LOGO]                                                                                                         IC 3069 (2/96)

[CANADA FLAG]    INDUSTRY CANADA     INDUSTRIE CANADA                               FORM 3                           FORMULE 3
                                                                        NOTICE OF REGISTERED OFFICE           AVIS DE DESIGNATION
                                                                             OR NOTICE OF CHANGE                OU DE CHANGEMENT
                                                                             OF REGISTERED OFFICE                DU SIEGE SOCIAL
                 CANADA BUSINESS     LOI CANADIENNE SUR                         (SECTION 19)                       (ARTICLE 19)
                 CORPORATIONS ACT    LES SOCIETES PAR ACTIONS


------------------------------------------------------------------------------------------------------------------------------------
1 - NAME OF CORPORATION - DENOMINATION DE LA SOCIETE                  2 - CORPORATION NO. - NO DE LA SOCIETE

    STARBOARD THEATRES LTD.                                               213538-8-R

------------------------------------------------------------------------------------------------------------------------------------
3 - PLACE IN CANADA WHERE THE REGISTERED OFFICE IS SITUATED           LIEU AU CANADA OU EST SITUE LE SIEGE SOCIAL

    Regional Municipality of Peel


------------------------------------------------------------------------------------------------------------------------------------
4 - ADDRESS OF REGISTERED OFFICE                                      ADRESSE DU SIEGE SOCIAL

    2525 Speakman Drive
    Sheridan Science and Technology Park
    Mississauga, Ontario
    L5K 1B1
    CANADA


CAUTION: ADDRESS OF REGISTERED OFFICE MUST BE WITHIN THE PLACE THAT IS SPECIFIED IN ARTICLES; OTHERWISE AN AMENDMENT IS REQUIRED
(FORM 4) IN ADDITION TO THIS FORM
AVIS: L'ADRESSE DUE SIEGE SOCIAL DOIT SE SITUER A L'INTERIEUR DES LIMITES DU LIEU INDIQUE DANS LES STATUTS. SINON, UNE MODIFICATION
EST REQUISE (FORMULE 4)
------------------------------------------------------------------------------------------------------------------------------------
5 - EFFECTIVE DATE OF CHANGE                                          DATE D'ENTREE EN VIGUEUER DU CHANGEMENT

    March 10, 1997
------------------------------------------------------------------------------------------------------------------------------------
6 - PREVIOUS ADDRESS OF REGISTERED OFFICE                             ADRESSE PRECEDENTE DU SIEGE SOCIAL

    38 Isabella Street                                                RECU
    Toronto, Ontario                                                       -----------------------------
    Canada                                                            RECEIVED
    M4Y 1N1                                                                    -------------------------
                                                                               LSAF/CBCA

------------------------------------------------------------------------------------------------------------------------------------
DATE                                 SIGNATURE                        TITLE - TITRE
April 22, 1997                                                        Secretary
------------------------------------------------------------------------------------------------------------------------------------
                                                                      FILED - DEPOSEE
                                                                                                JUN 10 1997
                                                                      --------------------------------------------------------------

IC 3420 (5/95)

[CANADA FLAG]     INDUSTRY CANADA       INDUSTRIE CANADA                         FORM 4                              FORMULE 4
                                                                          ARTICLES OF AMENDMENT               CLAUSES MODIFICATRICES
                  CANADA BUSINESS       LOI CANADIENNE SUR                 (SECTION 27 OR 177)                 (ARTICLES 27 OU 177)
                  CORPORATIONS ACT      LES SOCIETES PAR ACTIONS


------------------------------------------------------------------------------------------------------------------------------------
1 - NAME OF CORPORATION - DENOMINATION DE LA SOCIETE                  2 - CORPORATION NO. - NO DE LA SOCIETE

    STARBOARD THEATRES LTD.                                               213538-8-R


------------------------------------------------------------------------------------------------------------------------------------
3 - THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS        LES STATUS DE LA SOCIETE MENTIONNEE CI-DESSUS SONT MODIFES DE
    FOLLOWS:                                                          LA FACON SUIVANTE:

    To change the place in Canada where the registered office is situated to the Regional Municipality of Peel, Province of Ontario.









------------------------------------------------------------------------------------------------------------------------------------
DATE                                 SIGNATURE                        TITLE - TITRE
April 22, 1997                                                        Secretary
------------------------------------------------------------------------------------------------------------------------------------
                                                                      FOR DEPARTMENTAL USE ONLY - A L'USAGE DU MINISTERE SEULEMENT
                                                                      --------------------------------------------------------------
                                                                      FILED - DEPOSEE


                                                                      --------------------------------------------------------------

[CANADA LOGO]                                                                                                         IC 3069 (2/96)

[CANADA FLAG]     INDUSTRY CANADA        INDUSTRIE CANADA

CERTIFICATE                                                CERTIFICAT
OF AMENDMENT                                               DE MODIFICATION

CANADA BUSINESS                                            LOI SUR LES SOCIETES
CORPORATIONS ACT                                           PAR ACTIONS


STARBOARD THEATRES LTD.                                  213538-8
----------------------------------------                 -----------------------------------------
NAME OF CORPORATION - DENOMINATION DE LA                 CORPORATION NUMBER - NUMERO DE LA SOCIETE
SOCIETE

I hereby certify that the articles of the                Je certifie que les statuts de la societe
above-named corporation were amended:                    susmentionnee ont ete modifies:

a)  under section 13 of the Canada Business              a) en vertu de l'article 13 de la Loi canadienne
    Corporations Act in accordance with the        [ ]      sur les societes par actions, conformement
    attached notice;                                        a l'avis ci-joint;

b)  under section 27 of the Canada Business              b) en vertu de l'article 27 de la Loi canadienne
    Corporations Act as set out in the attached    [ ]      sur les societes par actions, tel qu'il est
    articles of amendment designating a series              indique dans les clauses modificatrices
    of shares;                                              ci-jointes designant une serie d'actions;

c)  under section 179 of the Canada Business             c) en vertu de l'article 179 de la Loi
    Corporations Act as set out in the attached    [X]      canadienne sur les societes par actions, tel
    articles of amendment;                                  qu'il indique dans les clauses
                                                            modificatrices ci-jointes;

d) under Section 191 of the Canada Business              d) en vertu de l'article 191 de la Loi
   Corporations Act as set out in the attached     [ ]      canadienne sur les societes par actions, tel
   articles of reorganization;                              qu'il est indique dans les clauses de
                                                            reorganisation ci-jointes;


                                                                  JUNE 11, 2003/LE 11 JUIN 2003


             DIRECTOR - DIRECTEUR                        DATE OF AMENDMENT -- DATE DE MODIFICATION

[CANADA FLAG]    INDUSTRY CANADA       INDUSTRIE CANADA                      FORM 4                              FORMULE 4
                                                                      ARTICLES OF AMENDMENT               CLAUSES MODIFICATRICES
                 CANADA BUSINESS       LOI CANADIENNE SUR              (SECTION 27 OR 177)                 (ARTICLES 27 OU 177)
                 CORPORATIONS ACT      LES SOCIETES PAR ACTIONS


------------------------------------------------------------------------------------------------------------------------------------
1 - NAME OF CORPORATION - DENOMINATION SOCIALE DE LA SOCIETE          2 - CORPORATION NO. - NO DE LA SOCIETE

    STARBOARD THEATRES LTD.                                               213538-8


------------------------------------------------------------------------------------------------------------------------------------
3 - THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS        LES STATUS DE LA SOCIETE MENTIONNEE CI-DESSUS SONT MODIFES DE
    FOLLOWS:                                                          LA FACON SUIVANTE:

    To change the place in Canada where the registered office is situated to the Province of British Columbia.
















------------------------------------------------------------------------------------------------------------------------------------
DATE                                 SIGNATURE                                         4 - CAPACITY OF - EN QUALITE DE
May 26, 2003                      /s/ G. Mary Ruby                                         Secretary
------------------------------------------------------------------------------------------------------------------------------------
FOR DEPARTMENTAL USE ONLY
A L'USAGE DU MINISTERE SEULEMENT
FILED                                PRINTED NAME - NOM DE LETTERS MOULEES
DEPOSEE              JUN 12 2003
--------------------------------------------------------------------------------

IC 3069 (2001/11)                                                                                                      [CANADA LOGO]

[CANADA FLAG]                 INDUSTRY CANADA       INDUSTRIE CANADA

                              CANADA BUSINESS       LOI CANADIENNE SUR
                              CORPORATIONS ACT      LES SOCIETES PAR ACTIONS

                     FORM 3                                                               FORMULE 3
         NOTICE OF REGISTERED OFFICE OR                                             AVIS DE DESIGNATION OU
NOTICE OF CHANGE OF ADDRESS OF REGISTERED OFFICE                           DE CHANGEMENT D'ADRESSE DU SIEGE SOCIAL
                  (SECTION 19)                                                          (ARTICLE 19)


------------------------------------------------------------------------------------------------------------------------------------
1 - NAME OF CORPORATION - DENOMINATION SOCIALE DE LA SOCIETE           2 - CORPORATION NO. - NO DE LA SOCIETE

    STARBOARD THEATRES LTD.                                                213538-8

------------------------------------------------------------------------------------------------------------------------------------
3 - PROVINCE OR TERRITORY IN CANADA WHERE THE REGISTERED OFFICE IS     LA PROVINCE OU LE TERRITOIRE AU CANADA OU SE SITUE (OU SE
    SITUATED (OR TO BE SITUATED). (THIS PROVINCE OR TERRITORY MUST     SITUERA) LE SIEGE SOCIAL. (IL DOIT CORRESPONDRE A LA PROVINCE
    BE THE SAME AS THE ONE LISTED IN THE ARTICLES.)                    OU AU TERRITOIRE INDIQUE DANS LE STATUTS.)

    Province of British Colombia

------------------------------------------------------------------------------------------------------------------------------------
4 - STREET ADDRESS OF REGISTERED OFFICE - ADRESSE CIVIQUE DU SIEGE SOCIAL

    201-999 Canada Place
    Vancouver, British Columbia
    V6C 3C1

    (AND MAILING ADDRESS, IF DIFFERENT FROM THAT OF REGISTERED OFFICE) - (SI L'ADRESSE POSTAL DIFFERE DE CELLE DU SIEGE SOCIAL)


CAUTION:    ADDRESS OF REGISTERED OFFICE MUST BE WITHIN THE PROVINCE OR TERRITORY THAT IS DESCRIBED IN THE ARTICLES AT ITEM 3;
            OTHERWISE AN AMENDMENT TO THE ARTICLES IS REQUIRED, USING FORM 4, IN ADDITION TO THIS FORM (SEE PARAGRAPH 173(1)b) OF
            THE ACT).

AVIS:       L'ADRESSE DU SIEGE SOCIAL DOIT SE SITUER DANS LES LIMITES DE LA PROVINCE OU DU TERRITOIRE INDIQUE DANS LES STATUTS A LA
            RUBRIQUE 2. SINON, IL FAUT MODIFIER LES STATUTS EN DEPOSANT LA FORMULE 4, EN PLUS DE LA PRESENTE FORMULE (VOIR L'ALINEA
            173(1)b) DE LA LOI).

------------------------------------------------------------------------------------------------------------------------------------
5 - EFFECTIVE DATE OF CHANGE - DATE DE PRISE D'EFFET

    May 21, 2003

------------------------------------------------------------------------------------------------------------------------------------
6 - PREVIOUS ADDRESS OF REGISTERED OFFICE - ADRESSE PRECEDENTE DU SIEGE SOCIAL

    2525 Speakman Drive                                                RECU
    Mississauga, Ontario                                                    -----------------------------
    L5K 1B1                                                            RECEIVED
                                                                                -------------------------
                                                                                LSAF/CBCA

------------------------------------------------------------------------------------------------------------------------------------
DATE                                 SIGNATURE                                         7 -  CAPACITY OF - EN QUALITE DE
May 26, 2003                      /s/ G. Mary Ruby                                          Secretary
------------------------------------------------------------------------------------------------------------------------------------
FOR DEPARTMENTAL USE ONLY
A L'USAGE DU MINISTERE SEULEMENT
FILED                                PRINTED NAME - NOM DE LETTERS MOULEES
DEPOSEE              JUN 12 2003
--------------------------------------------------------------------------------

IC 3420 (2001/12)                                                                                                      [CANADA LOGO]